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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 3, 1998
                        (Date of earliest event reported)



                                 FIRSTMARK CORP.
             (Exact Name of Registrant as Specified in its Charter)



            Maine                        0-20806                  01-0389195
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                 P.O. Box 1398
               Richmond, Virginia                         23218
    (Address of Principal Executive Offices)           (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 648-6000




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Item 5.     Other Events.

         The press release issued by the Registrant on December 3, 1998 and the joint press release issued by the Registrant and Old Guard Group, Inc. on December 3, 1998 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)     Exhibits.

                    99.1 Press release issued by the Registrant on December 3, 1998.

                    99.2 Joint press release issued by the Registrant and Old Guard Group, Inc. on December 3, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRSTMARK CORP.
                                              (Registrant)



Date:  December 7, 1998                     By: /s/ Ronald C. Britt
                                                --------------------------------
                                                Ronald C. Britt
                                                Chief Financial Officer


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                                  Exhibit Index


  Exhibit
   Number                              Document

    99.1          Press release issued by the Registrant on December 3, 1998.

    99.2 Joint press release issued by the Registrant and Old Guard Group, Inc. on December 3, 1998.